Accounts and Other Receivables	12 Months Ended
Dec. 31, 2024
Trade and other current receivables [abstract]
Accounts and Other Receivables
6.
ACCOUNTS AND OTHER RECEIVABLES

A summary of the Group’s accounts and other receivables as of December 31, 2024 and 2023 is outlined below:

	December 31,
	2024	2023
(in USD and thousands)
Credit card receivables	$87,791	$207,374
Accounts receivable	76,146	49,988
Indirect tax receivables	32,815	41,982
Yard receivables	26,670	19,932
Other	15,346	25,478
Total	$238,768	$344,754

Credit card receivables that are not classified as cash and cash equivalents are included in accounts and other receivables. Credit card receivables, which represent amounts subject to a priority claim from credit card processors, decreased as of December 31, 2024, compared to December 31, 2023, primarily due to a decrease in required balances from credit card processors.

Accounts receivable includes vendor receivables, insurance receivables, airline receivables and passenger receivables.